FOURTH QUARTER EARNINGS CALL PRESENTATION February 10, 2010 Exhibit 99.1

RELATED TO FORWARD-LOOKING STATEMENTS
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, cash earnings and cash earnings per diluted share, and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.  Actual results may differ materially from those contemplated by forward-looking statements. National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December
31, 2008, filed on February 13, 2009, and as updated by its Current Report on Form 8-K, filed with the SEC on August 21, 2009,  for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during this presentation speak only as of today's date.  NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RELATED TO NON-GAAP FINANCIAL INFORMATION
The Company analyzes its performance using historical and forward-looking non-GAAP measures called cash earnings and cash earnings per diluted share and percentages or calculations using these measures.  The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  A full reconciliation of these non-
GAAP measures to their GAAP counterparts is provided in the Company’s quarterly financial supplement for the period ended December 31, 2009, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

RECONCILIATION: NET INCOME TO CASH EARNINGS
(Dollars in thousands, except per share data)
Q4 2008
Q4 2009
FY 2008
FY 2009
GAAP net income (loss) (1) $(12,443) $1,851 $8,471 $(493,386)
Amortization of intangibles 9,871 8,806 39,194 36,551
Depreciation 3,665 8,857 13,371 19,242
Impairment of goodwill and intangible assets 31,031 6,231 41,257 618,465
Tax benefit of impairment of goodwill and intangible assets (5,474) (1,133) (8,137) (90,608)
Non-cash interest, net of tax (1) 1,732 1,559 6,364 6,814
Cash earnings (2) $28,382 $26,171 $100,520 $97,078
GAAP net income (loss) per share - diluted (1) $(0.31) $0.04 $0.21 $(12.02)
Amortization of intangibles 0.24 0.20 0.96 0.87
Depreciation 0.09 0.21 0.33 0.46
Impairment of goodwill and intangible assets 0.76 0.14 1.01 14.78
Tax benefit of impairment of goodwill and intangible assets (0.13) (0.03) (0.20) (2.16)
Non-cash interest, net of tax (1) 0.04 0.04 0.16 0.16
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share -
diluted (3) 0.01 — — 0.23
Cash earnings per share - diluted (2) (4) $0.70 $0.61 $2.46 $2.32
(1) Prior periods presented have been retrospectively adjusted for the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009.
(2) As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of recent guidance related to the accounting for convertible debt on January 1, 2009. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
(3) For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only. To calculate GAAP net loss per share, weighted average  common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.
(4)
The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NFP: FOURTH QUARTER EARNINGS CONFERENCE CALL JESSICA BIBLIOWICZ Chief Executive Officer

2009 operating cash flow of $123.8 million, up 75%*
Key Actions Results
Reduced expenses company-wide
Improved operating cash flow
Subleased portion of corporate space
Implement client centered
reorganization
Organized around clients
Sale of non-core firms
Implemented Incentive Plans for
principals
De-lever balance sheet
Improved financial flexibility
Disciplined focus on expenses
Note: 2008 cash flow is adjusted for the inclusion of  $14.4 million for the purchase of an increased economic ownership percentage of an existing firm in the first quarter of 2008.
The purchase increased NFP’s base acquired from an economic perspective but was included in operating cash flow for accounting purposes. Excluding this $14.4 million, FY 2008 cash flow from operations was $56.5 million.

KEY STRATEGIC ACTIONS POSITIVELY IMPACTED PERFORMANCE

2009 HIGHLIGHTS
Quarterly  Results
•
$0.61 Cash EPS, down from $0.70 in Q4 08:
•
7% revenue decline Q409 v. Q408
Total Year Results
•
10% improvement in operating expenses
•
22% improvement in G&A expense (ex one-time sublease charge)
•
Divested all or parts of 34 non-core firms
•
Credit facility outstanding reduced by $108 million, to $40 million
Leverage ratio below 2X at year-end, providing significant flexibility
21% sequential revenue improvement Q409 v. Q309
Improving retail life insurance sales

Q4'09 Firm Revenue by Product
18%
8%
41%
12%
21%
FY'08 Firm Revenue by Product
18%
24%
8%
37%
13%
 FY'09 Firm Revenue by Product
12%
20%
8%
44%
16%
Q4'08 Firm Revenue by Product
8%
39%
22%
17%
14%
BUSINESS MIX CONTINUES TO SHIFT TOWARD RECURRING
REVENUES
2008 2009
Recurring
revenue
47%
Recurring
revenue
45%
Recurring
revenue
49%
Recurring
revenue
52%
FIRM REVENUE BY PRODUCT
Retail Life Insurance
Life Insurance Brokerage
Benefits
Financial Advisory
Diversified
Note: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product. Firms that did not have at least 70% of their revenue derived from any one of the four categories are considered diversified.  These calculations exclude NFP Insurance Services, Inc.
(“NFPISI”), a licensed insurance agency and marketing organization, NFP Securities, Inc. (“NFPSI”), a registered broker-dealer, and intercompany eliminations.

NFP: FOURTH QUARTER EARNINGS CONFERENCE CALL DONNA BLANK Chief Financial Officer

2009 OPERATING CASH FLOW UP 75%
2008
2009
2Q YTD
1Q
FY
3Q YTD
Year-to-date Operating Cash Flow
-$44.4
$38.7
$70.8
$123.8
$32.5
$83.0
$2.7
-$1.6
-$45
-$25
-$5
$15
$35
$55
$75
$95
Note: Q1 ’08 and YTD ’08 are adjusted for the inclusion of  $14.4 million for the purchase of an increased economic ownership percentage of an existing firm in the first quarter of 2008.  The purchase increased NFP’s base acquired from an economic perspective but was included in operating cash flow for accounting purposes. Excluding this $14.4 million, FY 2008 cash flow from operations was $56.5 million.

DRAMATIC REDUCTION IN CREDIT FACILITY BALANCE
IMPROVES FINANCIAL FLEXIBILITY
Consolidated leverage ratio of 1.9X as of YE 2009 versus covenant of 2.5X
Total Credit Facility Balance
(as of quarter end)
$75
$115
$148
$148
$173
$40
$0
$50
$100
$150
$200
Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09

12 RELATIVELY STABLE GROSS MARGIN % DESPITE REVENUE DECLINE 18.1% 17.9% 2008 2009 Revenue Gross Margin Percentage $948 $1,150 2008 2009

GROSS MARGIN COMPONENTS
FY 2008 FY 2009
87%
11%
1%
13%
2%
<1%
85%
1%
Other
Organic*
NFPSI &
NFPISI
•
less than 1% of 2009 Organic Margin
•
less than $25mm in Revenue in 2009
‘09 Divestitures
*Gross Margin from divestitures is included in Organic Gross Margin until sale
Divestitures completed in 2009 contributed:

BUSINESS SEGMENT INCOME STATEMENT FORMAT
Beginning in Q1 2010, NFP
will report results by business
segment, aligning with new
organizational structure
New income statement
presentation
Operating margin will include
corporate expenses
Statement of Operations
Revenue:
   Commissions and fees
Cost of services:
   Commissions and fees
   Operating expenses
   Management fees
   Amortization and depreciation
   Loss on impairment of intangible assets
   Loss (gain) on sale of subsidiaries
Total cost of services
   Income from operations
Interest and other income
Interest and other expense
   Net interest and other
   Income before income taxes
   Provision for income taxes
   Net income

NFP: FOURTH QUARTER EARNINGS CONFERENCE CALL DOUG HAMMOND Chief Operating Officer

($18.5)
$21.6
($19.1)
($5.8)
$21.6
($2.7)
-$45.0
$0.0
$45.0
10% EXPENSE IMPROVEMENT IN 2009 VS 10% INCREASE IN
2008
(1)
Includes NFPISI, NFPSI and intercompany eliminations
Organic Expenses
Divestitures
Components of Operating Expense Decline
Other
(1)
2008
2009
$37.4
($40.3)

17 REVISED INCENTIVE PLAN Annual Cash Incentive No longer a three-year plan Growth over incentive target rewarded Annual target reset NFP’s priority position retained

EARNINGS HIGHLIGHTS: SEQUENTIAL QUARTER ORGANIC
REVENUE TREND BY PRODUCT
* Life insurance includes retail life and life brokerage; Benefits includes group benefits. Life settlements brokerage and Executive benefits are not included in Life insurance and Benefits, respectively. A  firm is included in a particular product category if over 70% of its revenue is derived from one product on a trailing four full quarters basis.  If no one product accounts for over 70% of revenue, the firm is considered diversified.  The classifications as of Q4 2009 were utilized for all periods presented.
Sequential Quarter Organic Revenue Trend by Product Category
-40%
-30%
-20%
-10%
0%
10%
Q1  2009 Q2 2009 Q3 2009 Q4 2009
Life Insurance* Benefits* Investment Advisory Diversified*

APPENDIX

32%
21%
47%
65%
23%
31%
46%
65%
0%
15%
30%
45%
60%
75%
Base Deficit Gap Above
Target
Within 85%
or above
Target
Q4 2008 Q4 2009
STABLE FIRM PERFORMANCE RELATIVE TO BASE & TARGET
* Trailing twelve months
(only includes firms that were part of NFP for more than 12 months)
Performance Relative to Base & Target

-8%
-10%
13%
8%
-7% -7%
12%
9%
Group Benefits Executive Benefits Financial Advisory Diversified
Q4 2009: REVENUE BY PRODUCT PERFORMANCE
Note: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product. Firms that did not have at least 70% of their revenue derived from any one of the six categories are considered diversified.  These calculations exclude intercompany eliminations.  Net revenue is revenue less commissions and fees expense paid to third parties.
-6%
-12%
-46%
2%
-7%
-41%
Retail Life Insurance Life Brokerage Settlements Brokerage
Organic Revenue Organic Net Revenue
Non-Life Insurance
Life Insurance
Organic Revenue & Net Revenue Growth By Product:
Q4 2009 vs. Q4 2008

FY 2009 REVENUE GROWTH BY PRODUCT
-31%
-22%
-60%
-53%
-14%
-27%
Retail Life Insurance Life Brokerage Settlements Brokerage
Organic Revenue Organic Net Revenue
-4%
-12%
-12%
-13%
-4%
-9%
-13%
-9%
Group Benefits Executive Benefits Financial Advisory Diversified
Non-Life Insurance
Life Insurance
Note: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product. Firms that did not have at least 70% of their revenue derived from any one of the six categories are considered diversified.  These calculations exclude intercompany eliminations.  Net revenue is revenue less commissions and fees expense paid to third parties.
Organic Revenue & Net Revenue Growth By Product:
FY 2009 vs. FY 2008